EXHIBIT 25.3

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 9th Floor
Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
Alison D.B. Nadeau
U.S. Bank Trust National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Telephone (617) 603-6553
(Name, address and telephone number of agent for service)

AMR Corporation	American Airlines, Inc.
(Issuer with respect to the Securities)

Delaware	Delaware

(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

75-1825172	13-1502798

(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4333 Amon Carter Boulevard	4333 Amon Carter Boulevard
Fort Worth, Texas	Fort Worth, Texas

(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

76155	76155

(Zip Code)	(Zip Code)
Pass-Through Certificates
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Exhibit 25.1 of Registration Statement on Form S-3, Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Exhibit 25.1 of Registration Statement on Form S-3, Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Exhibit 25.1 of Registration Statement on Form S-3, Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Exhibit 25.1 of Registration Statement on Form S-3, Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Exhibit 25.1 of Registration Statement on Form S-3, Registration No. 333-84320.

7.	Report of Condition of the Trustee as of March 31, 2009, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 19th day of June, 2009.

U.S. BANK TRUST NATIONAL ASSOCIATION

By: Name:	/s/ Alison D.B. Nadeau Alison D.B. Nadeau
Title:	Vice President

Exhibit 7
U.S. Bank Trust National Association
Statement of Financial Condition
As of March 31, 2009
($000’s)

3/31/2009
Assets
Cash and Balances Due From Depository Institutions	$506,999
Fixed Assets	846
Intangible Assets	67,725
Other Assets	27,161

Total Assets	$602,731

Liabilities

Other Liabilities	$17,698

Total Liabilities	$17,698

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	78,101

Total Equity Capital	$585,033

Total Liabilities and Equity Capital	$602,731
To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Alison D.B. Nadeau Alison D.B. Nadeau
Vice President
Date: June 19, 2009

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